Exhibit 10.12

Confidential

NO. 编号：

股份购买协议

SHARE PURCHASE AGREEMENT

AgiiPlus Group

堂堂加集团

SHARE PURCHASE AGREEMENT

股份购买协议

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is made and entered into on [________] 2023 (“Sign-off Date”) by and among AgiiPlus Inc., a company established under the laws of the Cayman Islands (the “Company”), and the entity listed in Appendix I (the “Investor”), each referred to as a “Party” and collectively as the “Parties”.

本股份购买协议（“本协议”）由AgiiPlus Inc.，一家根据开曼群岛法律设立的公司 （“公司”），及附件一所示的主体（“投资人”）在2023年[ ]月[ ]日(“签署日”)签署。公司、投资人单独称为“一方”，合称“双方”。

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound hereby, the Parties hereby agree as follows:

因此，考虑到各项前提条件和下文所述的相互约定、承诺，以及双方受法律约束的意向，双方在此约定如下：

1.	Purchase and Sale of Ordinary Shares.

1.	购买和出售普通股。

1.1. Sale and Issuance of the Ordinary Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Investor agrees to subscribe for and purchase, and the Company agrees to issue and sell to the Investor, such Ordinary Shares upon the closing of Company’s IPO at the purchase price as set forth in Appendix I (the “Ordinary Shares”).

1.1. 普通股的出售及发行。根据本协议的条款和条件，在交割时（定义见下）， 投资人同意认购和购买，并且公司同意按附件一所示股数与价格在公司IPO完成时分别向投资人发行和销售普通股（“普通股”）。

1.2. Representations and Warranties. The Company represents and warrants to the Investor as of the Sign-off Date of this Agreement that items as set forth on the Representations and Warranties of the Company List attached as Appendix II to this Agreement. The Investor represents and warrants to the Company as of the Sign-off Date of this Agreement that items as set forth on the Representations and Warranties of the Investor List attached as Appendix III to this Agreement.

1.2. 陈述和保证。截至本协议签署日，公司向投资人做出本协议附件二中的公司陈述和保证。截至本协议签署日，投资人向公司做出本协议附件三中的投资人陈述和保证。

1.3. Closing Conditions. The closing of the purchase of the Ordinary Shares pursuant to Section 1.1 (the “Closing”) shall take place upon the satisfaction or waiver of the following closing conditions:

1.3. 交割前提条件。第1.1条规定的购买普通股的的交割（“交割”）应在满足或放弃以下前提条件之日完成：

(i)	Each of the representations and warranties attached contained in Appendix II shall have been true and complete when made and shall be true and complete on and as of Sign-off Date and the Closing.

附件二中做出的声明和保证，在做出时，均应真实、完整，并且，在签署日和交割日，也应真实、完整。

(ii)	Each of the parties to the transaction documents shall have executed and delivered such transaction documents to each other.

交易文件中的双方已经签署并向其他方交付该等交易文件。

(iii)	The Investor shall make the payment within five (5) business days after the Sign-off Date.

投资人应在签署日起的五个工作日内完成打款。

1.4.	Payment.

1.4.  支付。

(i)	As per Section 1.3 (iii), the Investor or its appointed party shall deposit the purchase price as set forth in Appendix I by wire transfer of immediately available US$ funds into the following account of the Company:

根据本协议第1.3(iii)条的约定，投资人或其指定第三方应当将附件一所示的购买价格以立即可用的美元资金转入公司的以下账户：

Account for USD 美元账户

Bank Name: Shanghai Pudong Development Bank Co.,Ltd. Zhabei Sub-branch

Bank Add: No. 123, West Tianmu Road, Shanghai China 200070

SWIFT Code: SPDBCNSHFTU

Account Name: AgiiPlus Inc.

Company Add: 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009,Cayman Islands

Account No.: FTN9679554100000214

(ii)	The Company will deposit the Ordinary Shares purchased by the Investor as per this Agreement to Investor's appointed securities account within twenty (20) days after the Lock-up Period is released.

公司将在锁定期结束后的20天内将投资人根据本协议购买的公司股票存托到投资人指定的证券账户。

1.5.	Lock-up Period.

1.5. 锁定期。

The Investor irrevocably agrees that it, during the period commencing on the closing of IPO and ending on the date that is six (6) months or December 31, 2023, whichever is later (“Lock-up Period”), he or she will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Ordinary Shares, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, or publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any short sales with respect to any Ordinary Shares, or publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any short sales with respect to any such Ordinary Shares.

投资人不可撤销地同意,在IPO完成之日起至六（6）个月或2023年12月31日止，以较晚者为准（“锁定期”），其不会直接或间接提供、出售、签订合同出售、质押或以其他方式处置任何其持有的本协议项下普通股，不会进行具有同等效力的交易，也不会签署以全部或部分转让普通股所有权的经济后果来进行任何互换、对冲或其他安排，不会公开披露进行任何要约、出售、质押或处置的意图或达成任何交易、互换、对冲或其他安排的意图或从事任何普通股的卖空的意图。

2.	Miscellaneous.

2.	其他规定。

(a) Termination. If the Investor cannot make the payment within five (5) business days after Sign-off Date, this Agreement will terminate automatically unless agreed by the Company.

(a) 终止。如果投资人未能在签署日后的五个工作日内完成打款，除非经公司同意，则本协议自动终止。

(b) Governing Law. This Agreement shall be governed by the laws of Hong Kong, without regard to principles of conflict of laws thereunder.

(b) 适用法律。本协议受香港法律管辖，不考虑其中的冲突规范。

(c) Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination, validity or invalidity thereof, shall be settled by arbitration in the Hong Kong SAR by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules then in force. A dispute may be submitted to arbitration upon the request of any Party with written notice to the other Parties (the “Arbitration Notice”). There shall be three arbitrators. The claimant to the dispute shall choose one arbitrator, and the respondent shall choose one arbitrator, within 30 days after the receipt of the Arbitration Notice from the other claimant. The third arbitrator shall be appointed by the HKIAC. The language to be used in the arbitration proceedings shall be English. Each of the Parties irrevocably waives any immunity to jurisdiction to which it may be entitled or become entitled (including without limitation sovereign immunity, immunity to pre-award attachment, post-award attachment or otherwise) in any arbitration proceedings and/or enforcement proceedings against it arising out of or based on this Agreement. The award of the arbitration tribunal shall be final and binding upon the Parties, and the prevailing Party may apply to a court of competent jurisdiction for enforcement of such award. Any Party shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction pending the constitution of the arbitration tribunal.

（c） 仲裁。由本协议引起或与本协议有关的任何争议、争端或索赔，或其解释、违约、终止、有效或无效，应由香港国际仲裁中心（“HKIAC”）按照香港国际仲裁中心的现行的仲裁规则在香港特别行政区仲裁解决。应任何一方的要求，争议可提交仲裁，并书面通知其他任何一方（以下简称“仲裁通知”）。应有三名仲裁员。申请人应当选定一名仲裁员，被申请人应当在收到申请人发出的仲裁通知后三十日内共同选定一名仲裁员。第三名仲裁员应由HKIAC指定。仲裁程序中使用的语言应为英语。各方不可撤销地放弃基于本协议或由其引发的仲裁程序和/或执行程序中可能享有或有权享有的管辖权豁免权（包括但不限于主权豁免、裁决前扣押、裁决后扣押或其他豁免权）。仲裁庭的裁决为最终裁决，对双方具有约束力，胜诉方可向有管辖权的法院申请执行该裁决。在仲裁庭成立之前，任何一方均有权向任何有管辖权的法院寻求初步禁令救济。

(d) Notices. Any notice required or permitted pursuant to this Agreement shall be given in writing. All communications shall be sent to the respective parties at their address as set forth below:

（d）通知。任何根据本协议要求或允许的通知应以书面形式提供。任何通信均应发送至相关方的以下地址：

To the Company 如发给公司：

Attn（收件人）: Hu Jing (胡京)

Mailing Address（地址）: 上海黄浦区西藏南路218号永银大厦5层

Email（邮件）: IR@agiiplus.com

To the Investor: 如发给投资人：

Attn（收件人）: [_______________________________________________________________]

Passport/ID No.（证件号码）: [_____________________________________________________]

Mailing Address（地址）: [_______________________________________________________]

Telephone（电话）: [____________________________________________________________]

Email（电子邮件）:[______________________________________________________________]

(e) Indemnity. Each Party hereby agrees to indemnify and hold harmless the other Party, from and against any and all losses, damage, lost value, out of pocket expense, including any attorney fees, as a result of, or based upon or arising from any inaccuracy in or breach or nonperformance of any of the representations, warranties, covenants or agreements made by such Party in or pursuant to this Agreement.

（e）赔偿。一方在此同意，对于因其在本协议中或根据本协议作出的任何声明、保证、承诺或协议的不准确性、违反或不履行而造成的包括代理费在内的任何和所有损失、损害、贬值、实付开支，其负有赔偿和保障另一方免受损害的责任。

(f) Fees and Expenses. The Company and the Investor shall pay its own reasonable costs and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby and thereby respectively.

（f）费用和支出。公司和投资人应当各自承担其因本协议及其项下拟进行交易的谈判，执行，交付和履行而产生的合理成本和费用。

(g) Confidentiality. The terms and conditions of this Agreement and related information shall be considered confidential information and shall not be disclosed by any Party hereto to any third party.

（g）保密。本协议的条款和条件以及相关信息应被视为机密信息，任何一方均不得向任何第三方披露。

(h) Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

（h）可分割性。如果本协议的任何条款无效、非法或不可执行，其余条款的有效性、合法性和可执行性不得以任何方式受到影响或损害。

(i) Amendments and Waivers. Any term of this Agreement may be amended, only with the written consent of each of the Company and the Investor.

（i）修订和豁免。本协议下的任何条款的修订须在公司和投资人双方的书面同意下进行。

(j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

(j) 文本。本协议可在两份及以上的文本上签署，每一份均被视为原件，但全部文本共同构成一份且同一份文书。为本协议的有效性之目的，包含签名的传真和电子邮件副本应被视为原件。

(k) Entire Agreement. This Agreement, together with all exhibits hereto and executed certificates delivered in connection herewith, constitute the full and entire understanding and agreement among the Parties with respect to the subjects hereof and thereof, and supersede all other agreements between or among any of the Parties with respect to the subject matters hereof and thereof.

(k) 全部协议。本协议连同本协议的所有附件和有效的证明均构成双方之间就本协议和其他交易协议主体事项达成的全部谅解和协议，并取代任何双方就本协议的主体事项及其事项之间的任何其他协议。

(l) Language. This Agreement is concluded in English and the Chinese translation is for reference only. In case of any conflict between the Chinese and the English versions, the English version shall prevail.

(l) 语言。本协议以英文书就，中文翻译仅供参考。中、英文发生冲突的，则以英文为准。

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

兹证明，本协议双方已授权各自的正式代表于文首所述日期签署本协议。

COMPANY	For and on behalf of
公司	AgiiPlus Inc.

(Authorized Signature)
（授权签字）

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

兹证明，本协议双方已授权各自的正式代表于文首所述日期签署本协议。

Investor	For and on behalf of
投资人

Name（姓名/公司名称）

[_______________]

（Signature or seal）
（签字或盖章）

Appendix I: Name of Investor and Purchase Price

附件一：投资人名称与购买价格

Investor Name 投资人名称	Class of Shares 股份类别	Total Number of Shares 股份总数	Purchase Price （in US dollar) 投资总金额 （美元）	Price per Share 每股价格
[_________]	Ordinary Shares 普通股	[_________]	[_____________]	US$ [___] / share

APPENDIX II –REPRESENTATIONS AND WARRANTIES OF THE COMPANY

附件二 公司的陈述和保证

Unless otherwise disclosed to the Investor:

除非向投资人另行披露：

(i)	The Company has full authority, power and capacity to execute and deliver the transaction documents to which it is a party and to carry out and perform its obligations thereunder. Each transaction document has been duly executed and delivered by the Company and constitutes valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms;

公司具有签署和交付其作为一方当事人的交易文件以及执行、履行其在交易文件项下义务的全部权利、权力和能力。每份交易文件均已由公司正式签署并交付， 对公司构成有效且有法律约束力的义务，可根据其条款对其强制执行；

(ii)	The execution, delivery and performance by the Company of the transaction documents does not and will not contravene, breach or violate the terms of any agreement, document or instrument to which the Company is a party or by which any of the Company’s assets or properties are bound;

公司签署、交付和履行交易文件，不会且将不会触犯、违约或违反公司作为当事方、或者公司任何资产或财产受其约束的任何协议、文件或文书的条款。

(iii)	The Ordinary Shares when issued and sold will be duly and validly issued, free from any liens;

发行及出售的普通股为合法有效发行，不带有任何权利负担；

(iv)	The Company (A) has due authorization to enter into this Agreement and perform the transactions contemplated hereby; and (B) has obtained all consents with respect to the transactions contemplated hereby required by government entities or third parties on the part of the Company;

本公司(A) 已取得适当授权签订本协议并履行拟议交易，(B) 已取得所有政府部门或第三方要求本公司取得的与拟议交易有关的同意；

(v)	The Company is duly incorporated, organized, validly existing and in good standing (or equivalent status in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation or organization;

公司根据其设立地法律合法组建、有效存续并处于良好状态（或在相关司法管辖区内的同等状态）；

(vi)	The Company has obtained all the permits and licenses required by applicable laws that are necessary for the lawfully conduct of the business of the Company in all material respects.

公司在重大方面已取得适用法律规定合法开展公司业务要求的所有许可及执照。

APPENDIX III –REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

附件三 投资人的陈述和保证

(i)	The Investor has full authority, power and capacity to execute and deliver the transaction documents to which it is a party and to carry out and perform its obligations thereunder. Each transaction document has been duly executed and delivered by the Investor and constitutes valid and legally binding obligations of the Investor, enforceable against him in accordance with its terms;

投资人均具有签署和交付其作为一方当事人的交易文件以及执行、履行其在交易文件项下义务的全部权利、权力和能力。每份交易文件均已由投资人正式签署并交付，对投资人构成有效且有法律约束力的义务，可根据其条款对其强制执行；

(ii)	The execution, delivery and performance by the Investor of the transaction documents does not and will not contravene, breach or violate the terms of any agreement, document or instrument to which the Investor is a party or by which any of the Investor’s assets or properties are bound;

投资人签署、交付和履行交易文件，不会且将不会触犯、违约或违反投资人作为当事方、或者投资人任何资产或财产受其约束的任何协议、文件或文书的条款。

(iii)	The Investor has obtained all consent, approval, filing or registration obligation with respect to the transactions contemplated hereby required by government entities or third parties, including but not limited to all consent, approval, filing or registration obligations related to foreign exchange;

投资人已取得所有政府部门或第三方要求的与拟议交易有关的同意、许可或备案， 包括但不限于外汇管理相关的同意、许可或备案；

(iv)	The Investor is, or will be acquiring the Ordinary Shares for its own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof. By executing this Agreement, the Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or any third person, with respect to any Ordinary Shares;

投资人正在或将要为自己购买普通股股份，而不是作为委托人或代理人，也不是以出售或分配部分股份或与之相关的其他事项为目的。通过签署本协议，投资人进一步声明其与任何人未就任何普通股股份向该人或任何第三方出售、转让或授予参与的任何合同、承诺、协议或安排；

(v)	The Investor will have prior to the Closing, sufficient cash, available lines of credit or other sources of immediately available funds to enable it to make payment of its portion of the purchase price as set forth in Appendix I.

投资人将在交割前拥有足够的现金、可用的信用额度或其他立即可用的资金来源， 以使其能够支付附件一所列的投资人的购买价格。

Appendix IV: DEED OF POWER OF ATTORNEY

授权委托约定书

Date: [_______], 2023

日期：2023年[_________]

The undersigned, [____________], a company duly incorporated and validly existing under the laws of [_______] or a [________] citizen with Passport/ID number [_______] (“The Investor”), as the beneficial owners of [________] ordinary shares of par value US$0.0001 each of AgiiPlus Inc., a company duly incorporated and validly existing under the Laws of the Cayman Islands (the “Company”), hereby make this Deed of Power of Attorney (this “Deed”) to irrevocably authorize and entrust J.distrii Global Limited, a company duly incorporated and validly existing under the laws of the British Virgin Islands and a company indirectly wholly-owned by HU Jing (胡京) (the founder of the Company) (such entity, the “Founder Entity”) to exercise the following rights and handle the following matters on our behalf relating to all and any of the shares held by The Investor in the Company after the execution of this Deed (collectively, the “Shares”) (without receipt of any further consent from The Investor), as of the date of this Deed.

以下签署人，[___________]，一家根据[_________]法律正式注册成立并有效存续的公司或者一名[_______]公民，护照号/证件号 [_______]（简称“投资者”），作为AgiiPlus Inc.（一家根据开曼群岛法律正式注册成立并有效存续的公司（简称“公司”）每股面值0.0001 美元的[____________]股普通股的实益所有人，特此订立本授权委托约定书（简称“本约定书”），以不可撤销地授权并委托J.distrii Global Limited（一家根据英属维尔京群岛法律正式注册成立并有效存续且由胡京（公司创始人）全资间接拥有的公司（该实体，简称“创始人实体”）代表我方行使以下权力，并处理与投资者所持公司任何及所有股份（统称“股份”）相关的下列事宜（无需另外征得投资者的同意），该授权和委托自本约定书签订之日起生效。

1.	The Founder Entity is hereby authorized, as the sole and exclusive agent, attorney and signatory of The Investor, to act on behalf of The Investor with respect to the voting rights and the related matters concerning our Shares, including: (i) convening and attending shareholders’ meetings of the Company; (ii) exercising all of the shareholder’s voting rights that The Investor is entitled to under the laws of the Cayman Islands, the Amended and Restated Memorandum and Articles of Association of the Company (as amended and supplemented from time to time) (the “Articles”) and any applicable shareholders’ agreement of the Company; (iii) representing The Investor in executing any resolutions and minutes as a shareholder of the Company on behalf of The Investor; (iv) representing The Investor in executing any other documents, agreements, consents, waivers, approvals, resolutions, instruments and the like as a shareholder of the Company on behalf of The Investor, including but not limited to the shareholders agreement of the Company, save for any disposal of the Shares held by The Investor. For the avoidance of doubt, if the Founder Entity exercising its right granted to it in accordance with this Deed in any proposal or resolution that will cause any disposal of the Shares held by The Investor, the Founder Entity (a) shall inform The Investor and follow the instruction of The Investor, and (b) without the prior written consent of The Investor, the Founder Entity shall not be authorized to execute any documents or exercise the voting rights of The Investor with respect to any disposal of the Shares held by The Investor.

1.	特此授权创始人作为投资者的唯一和独家代理人、律师和签字人，就涉及我方股份的投票权和相关事宜代表投资者行事，包括：（i）召开和出席公司股东大会；（ii）行使投资者依据开曼群岛法律、经修订和重述版公司组织大纲及公司章程（经不时修订和补充）（简称“章程”）以及公司适用的任何股东协议所享有的全部股东投票权；（iii）代表投资者以公司股东的身份签署任何决议和会议记录；（iv）代表投资者以公司股东的身份签署任何其他文件、协议、同意书、弃权书、批准书、决议、文书等，包括但不限于公司的股东协议，但投资者所持股份的处置除外。为免生疑义，如果创始人实体在任何提案或决议中行使根据本约定书授予其的权利，将导致对投资者所持有的股份进行处置，则创始人实体（a）应通知投资者并遵照其指示行事，以及（b）未经投资者事先书面同意，创始人实体无权就投资者所持的股份的处置签署任何文件或行使投资者的投票权。

2.	All the actions associated with the voting rights concerning our Shares conducted by the Founder Entity in accordance with Section 1 above shall be deemed as our own actions and all the documents related to our Shares executed by the Founder Entity in accordance with the Section 1 above shall be deemed to be executed by The Investor.

2.创始人实体根据上述第1节采取的与我方股份投票权相关的所有行动均应视为我方自己的行动，并且创始人实体根据上述第1节签署的与我方股份相关的所有文件均应视为已由投资者签署。

3.	The Investor hereby agrees that the Founder Entity has the right to re-authorize or assign one or multiple matters and its rights related to such matters under this Deed to any other person or entity at its own discretion and without obtaining our prior consent.

3.	投资者特此同意，创始人实体有权自行决定将一项或多项事项及其在本约定书项下与该等事项相关的权利重新授权或转让给任何其他个人或实体，无需经我方事先同意。

4.	This Deed takes effect as of the date hereof. During the period that The Investor is a shareholder of the Company or a holder of equity securities of the Company, this Deed shall be irrevocable and continuously effective and valid from the date of execution of this Deed.

4.	本约定书自签发之日起生效。在投资者作为公司股东或公司权益证券持有人期间，不得撤销本约定书，且本约定书自签署之日起生效并持续有效。

5.	During the term of this Deed, we hereby waive all the voting rights and other rights and powers associated with our Shares, which have been authorized to the Founder through this Deed, and shall not exercise such rights by ourselves.

5.	在本约定书有效期内，我方特此放弃通过本约定书授权给创始人的与我方股份相关的所有投票权和其他权利及权力，且我方不再自行行使该等权利及权力。

6.	The Contract is concluded in English and the Chinese translation is for reference only. In case of any conflict between the Chinese and the English versions, the English version shall prevail.

6.	本约定书以英文书就 ，中文翻译仅供参考。中、英文发生冲突的，则以英文为准。

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IN WITNESS WHEREOF, the parties hereto have executed this Deed on and as of the day and year first above written.

兹证明，各方已于文首所述日期签署本约定书。

EXECUTED and DELIVERED	)
AS A DEED by	)
约定书签署人与交付人：	)
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Name（投资人姓名/名称）：	)
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[_______________________]	)
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(Signature or seal))
（签字或盖章）	)
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IN WITNESS WHEREOF, the parties hereto have executed this Deed on and as of the day and year first above written.

兹证明，各方已于文首所述日期签署本约定书。

EXECUTED and DELIVERED	)
AS A DEED by	)
约定书签署人与交付人：	)
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J.distrii Global Limited	)
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授权代表人（Authorized Signature）：	)
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Hu Jing（胡京）	)
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(Signature or seal))
（签字或盖章）	)
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IN WITNESS WHEREOF, the parties hereto have executed this Deed on and as of the day and year first above written.

兹证明，各方已于文首所述日期签署本约定书。

EXECUTED and DELIVERED	)
AS A DEED by	)
约定书签署人与交付人：	)
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AgiiPlus Inc.	)
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授权代表人（Authorized Signature）：	)
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Hu Jing（胡京）	)
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(Signature))
（签字）	)
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